Exhibit 99.2
EDUCATION REALTY TRUST, INC.

SECOND QUARTER 2009
SUPPLEMENTAL ANALYST PACKAGE

TABLE OF CONTENT

Financial Highlights	1

Condensed Consolidated Balance Sheets	2

Condensed Consolidated Statements of Operations - Three Months Ended June 30,	3

Condensed Consolidated Statements of Operations - Six Months Ended June 30,	4

Consolidated Statements of Funds from Operations	5

Community Operating Results - Three Months Ended June 30,	6

Community Operating Results - Six Months Ended June 30,	7

Consolidated Community Statistics - Owned and Operated	8

Legacy Apartment Community Statistics	9

University Towers Residence Hall Statistics	10

Place Portfolio Community Statistics	11

Preleasing Statistics	12

Third-Party Development Project Summary	13

Capital Structure	14

Community Listing - Owned and Operated	15

Definitions	16

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except share and per share data)

	Three months ended June 30,				Six months ended June 30,
	2009	2008	$ Chg	% Chg	2009	2008	$ Chg	% Chg
	(unaudited)	(unaudited)			(unaudited)	(unaudited)

Total revenues	$31,985	$36,828	$(4,843)	-13.2%	$65,854	$71,040	$(5,186)	-7.3%
Operating income	6,069	9,663	(3,594)	-37.2%	13,420	17,122	(3,702)	-21.6%
Income from continuing operations	243	3,397	(3,154)	-92.8%	839	4,412	(3,573)	-81.0%
Net income	231	3,318	(3,087)	-93.0%	664	4,207	(3,543)	-84.2%

Net income per share - basic & diluted	$0.01	$0.12	$(0.11)	-93.1%	$0.02	$0.15	$(0.12)	-83.9%

Weighted-average common shares outstanding - basic	28,520,344	28,512,344			28,518,430	28,510,564

Weighted-average common shares outstanding - diluted	29,641,339	29,633,339			29,639,425	29,656,000

Funds from operations (FFO)	$7,254	$10,609	$(3,355)	-31.6%	$15,049	$19,683	$(4,634)	-23.5%
FFO per weighted average share/unit (4)	$0.24	$0.36	$(0.12)	-33.3%	$0.50	$0.66	$(0.16)	-24.2%

Funds from operations adjusted (FFOA)	$6,424	$10,609	$(4,185)	-39.4%	$14,219	$19,683	$(5,464)	-27.8%
FFOA per weighted average share/unit (4)	$0.22	$0.36	$(0.14)	-38.9%	$0.48	$0.66	$(0.18)	-27.3%

Weighted average shares/units (4)	29,894,085	29,847,557			29,888,114	29,866,636

Total Debt to Gross Assets

Total Debt (1)	$479,093
Total Gross Assets (2)	$909,631
Total Debt to Gross Assets	52.7%

Capitalization Data as of: June 30, 2009

Total debt (1)	$479,093
Market equity (3)	127,173
Total enterprise value	$606,266

Debt to total enterprise value	79.0%

Notes:

(1) Excludes debt premium of $1.0 million.

(2) Excludes accumulated depreciation of $127,190 as of June 30, 2009.

(3) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $4.29 at June 30, 2009.  Excludes 277,500 Profits Interest Units outstanding.

(4) Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Amount in thousands, except share and per share data)

	June 30, 2009	December 31, 2008
	(unaudited)
Assets
Student housing properties, net (1)	$722,196	$731,400
Student housing properties- held for sale	-	2,107
Assets under development	29,248	6,572
Corporate office furniture and equipment, net	1,259	1,465
Cash and cash equivalents	4,070	9,003
Restricted cash	6,262	5,595
Student contracts receivable, net	542	533
Receivable from affiliates	15	25
Management fee receivable from third party	265	401
Goodwill and other intangibles, net	3,090	3,111
Other assets	15,494	17,435

Total assets	$782,441	$777,647

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$450,493	$442,259
Revolving line of credit	29,600	32,900
Accounts payable and accrued expenses	17,986	10,605
Deferred revenue	7,730	9,954
Total liabilities	505,809	495,718

Commitments and contingencies	-	-

Redeemable noncontrolling interests	11,325	11,751

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 28,501,849 and 28,475,855 shares issued and outstanding June 30, 2009 and December 31, 2008, respectively	285	285
Preferred shares, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-	-
Additional paid-in capital	302,876	308,356
Accumulated deficit	(40,717)	(41,381)
Total Education Realty Trust, Inc. stockholders' equity	262,444	267,260
Noncontrolling interest	2,863	2,918
Total equity	265,307	270,178

Total liabilities and equity	$782,441	$777,647

(1)	Amount is net of accumulated depreciation of $127,190 and $113,545 as of June 30, 2009 and December 31, 2008, respectively.

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - THREE MONTHS ENDED JUNE 30,

(Amounts in thousands, except share and per share data, unaudited)

			Fav / (Unfav)
	2009	2008	$ Change	% Change
Revenues:
Student housing leasing revenue	$27,501	$26,713	$788	2.9%
Student housing food service revenue	466	541	(75)	-13.9%
Other leasing revenue	-	5,000	(5,000)	NM
Third-party development services	1,259	1,221	38	3.1%
Third-party management services	723	832	(109)	-13.1%
Operating expense reimbursements	2,036	2,521	(485)	-19.2%
Total revenues	31,985	36,828	(4,843)	-13.2%

Operating expenses:
Student housing leasing operations	12,488	13,036	548	4.2%
Student housing food service operations	441	495	54	10.9%
General and administrative	3,841	3,913	72	1.8%
Depreciation and amortization	7,110	7,200	90	1.3%
Reimbursable operating expenses	2,036	2,521	485	19.2%
Total operating expenses	25,916	27,165	1,249	4.6%

Operating income	6,069	9,663	(3,594)	-37.2%

Nonoperating expenses:
Interest expense	6,150	6,049	(101)	-1.7%
Amortization of deferred financing costs	218	244	26	10.7%
Interest income	(105)	(72)	33	45.8%
Gain on extinguishment of debt	(830)	-	830	NM
Total nonoperating expenses	5,433	6,221	788	12.7%

Income before equity in earnings of unconsolidated entities, income taxes, redeemable noncontrolling interests and discontinued operations	636	3,442	(2,806)	-81.5%

Equity in earnings of unconsolidated entities	46	(26)	72	NM

Income before income taxes, redeemable noncontrolling interests and discontinued operations	682	3,416	(2,734)	-80.0%

Income tax expense (benefit)	502	(18)	(520)	NM
Income from continuing operations before redeemable noncontrolling interest	180	3,434

Income (loss) attributable to redeemable noncontrolling interests	(63)	37	100	NM
Income from continuing operations	243	3,397	(3,154)	-92.8%

Loss from discontinued operations	(2)	(42)	40	95.2%

Net income	241	3,355	(3,114)	-92.8%

Less: Net income attributable to the noncontrolling interest	10	37	27	73.0%
Net income attributable to Education Realty Trust, Inc.	$231	$3,318	$(3,087)	-93.0%

Earnings per share information:
Income attributable to Education Realty Trust, Inc. common shareholders per share - basic
Continuing operations	$0.01	$0.12	$(0.11)
Discontinued operations	-	-	-
Net income attributable to Education Realty Trust, Inc. common shareholders per share - basic	$0.01	$0.12	$(0.11)

Income attributable to Education Realty Trust, Inc. common shareholders per share - diluted
Continuing operations	$0.01	$0.11	$(0.10)
Discontinued operations	-	-	-
Net income attributable to Education Realty Trust, Inc. common shareholders per share - diluted	$0.01	$0.11	$(0.10)

Weighted-average common shares outstanding - basic	28,520,344	28,512,344

Weighted-average common shares outstanding - diluted	29,641,339	29,633,339

Amounts attributable to Education Realty Trust, Inc. common shareholders:
Income from continuing operations, net of tax	$233	$3,359
Loss from discontinued operations, net of tax	(2)	(41)
Net income	$231	$3,318

EDUCATION REALTY TRUST, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30,

(Amounts in thousands, except share and per share data, unaudited)

			Fav / (Unfav)
	2009	2008	$ Change	% Change
Revenues:
Student housing leasing revenue	$56,221	$52,944	$3,277	6.2%
Student housing food service revenue	1,059	1,196	(137)	-11.5%
Other leasing revenue	-	6,945	(6,945)	NM
Third-party development services	2,716	3,008	(292)	-9.7%
Third-party management services	1,632	1,807	(175)	-9.7%
Operating expense reimbursements	4,226	5,140	(914)	-17.8%
Total revenues	65,854	71,040	(5,186)	-7.3%

Operating expenses:
Student housing leasing operations	25,086	25,031	(55)	-0.2%
Student housing food service operations	1,013	1,128	115	10.2%
General and administrative	7,835	7,850	15	0.2%
Depreciation and amortization	14,274	14,769	495	3.4%
Reimbursable operating expenses	4,226	5,140	914	17.8%
Total operating expenses	52,434	53,918	1,484	2.8%

Operating income	13,420	17,122	(3,702)	-21.6%

Nonoperating expenses:
Interest expense	12,502	12,213	(289)	-2.4%
Amortization of deferred financing costs	519	487	(32)	-6.6%
Interest income	(154)	(190)	(36)	-18.9%
Gain on extinguishment of debt	(830)	-	830	NM
Total nonoperating expenses	12,037	12,510	473	3.8%

Income before equity in earnings of unconsolidated entities, income taxes, redeemable noncontrolling interests and discontinued operations	1,383	4,612	(3,229)	-70.0%

Equity in earnings of unconsolidated entities	146	(27)	173	NM

Income before income taxes, redeemable noncontrolling interests and discontinued operations	1,529	4,585	(3,056)	-66.7%

Income tax expense	690	173	(517)	-298.8%
Income from continuing operations before redeemable noncontrolling interest	839	4,412	(3,573)	-81.0%

Income attributable to redeemable noncontrolling interests	138	121	(17)	-14.0%
Income from continuing operations	701	4,291	(3,590)	-83.7%

Loss from discontinued operations	(18)	(34)	16	47.1%

Net income	683	4,257	(3,574)	-84.0%

Less: Net income attributable to the noncontrolling interest	19	50	31	62.0%
Net income attributable to Education Realty Trust, Inc.	$664	$4,207	$(3,543)	-84.2%

Earnings per share information:
Income attributable to Education Realty Trust, Inc. common shareholders per share - basic
Continuing operations	$0.02	$0.15	$(0.13)
Discontinued operations	-	-	-
Net income attributable to Education Realty Trust, Inc. common shareholders per share - basic	$0.02	$0.15	$(0.13)

Income attributable to Education Realty Trust, Inc. common shareholders per share - diluted
Continuing operations	$0.02	$0.14	$(0.12)
Discontinued operations	-	-	-
Net income attributable to Education Realty Trust, Inc. common shareholders per share - diluted	$0.02	$0.14	$(0.12)

Weighted-average common shares outstanding - basic	28,518,430	28,510,564

Weighted-average common shares outstanding - diluted	29,639,425	29,656,000

Amounts attributable to Education Realty Trust, Inc. common shareholders:
Income from continuing operations, net of tax	$682	$4,240
Loss from discontinued operations, net of tax	(18)	(33)
Net income	$664	$4,207

EDUCATION REALTY TRUST, INC.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
(Amounts in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008

Net income attributable to Education Realty Trust, Inc.	$231	$3,318	$664	$4,207

Loss on sale of student housing assets (2)	-	-	-	512
Real estate related depreciation and amortization	6,954	7,070	13,959	14,497
Equity portion of real estate depreciation and amortization on equity investees	122	123	244	248
Depreciation and amortization of discontinued operations	-	24	25	48
Noncontrolling interest	(53)	74	157	171
Funds from operations ("FFO")	$7,254	$10,609	$15,049	$19,683

Elimination of gain on extinguishment of debt	(830)	-	(830)	-

Funds from operations - adjusted ("FFOA")	$6,424	$10,609	$14,219	$19,683

FFO per weighted average share/unit (1)	$0.24	$0.36	$0.50	$0.66
FFOA per weighted average share/unit (1)	$0.22	$0.36	$0.48	$0.66

Weighted average shares/units (1)	29,894,085	29,847,557	29,888,114	29,866,636

Notes:

(1)	Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact.

(2)	Represents the loss on sale of land and parking garage at University Towers.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS - THREE MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)

			Fav (Unfav)	Fav (Unfav)
	2009	2008	$ Change	% Change
Revenues
Legacy apartment community	$20,688	$20,569	$119	0.6%
University Towers - residence hall	788	714	74	10.4%
Legacy community revenues	21,476	21,283	193	0.9%

Place Portfolio	5,268	5,427	(159)	-2.9%
Same community revenues	26,744	26,710	34	0.1%

New community	757	3	754	NM
Total revenues	27,501	26,713	788	2.9%

Operating expenses (1)
Legacy apartment community	8,876	9,585	709	7.4%
University Towers - residence hall	453	458	5	1.1%
Legacy community operating expenses	9,329	10,043	714	7.1%

Place Portfolio	2,794	2,922	128	4.4%
Same community operating expenses	12,123	12,965	842	6.5%

New community	365	71	(294)	NM
Total operating expenses	12,488	13,036	548	4.2%

Net operating income
Legacy apartment community	11,812	10,984	828	7.5%
University Towers - residence hall	335	256	79	30.9%
Legacy community net operating income	12,147	11,240	907	8.1%

Place Portfolio	2,474	2,505	(31)	-1.2%
Same community net operating income	14,621	13,745	876	6.4%

New community	392	(68)	460	NM
Total net operating income	$15,013	$13,677	$1,336	9.8%

(1) Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.

COMMUNITY OPERATING RESULTS - SIX MONTHS ENDED JUNE 30,
(Amounts in thousands, unaudited)

				Fav (Unfav)	Fav (Unfav)
	2009	2008		$ Change	% Change
Revenues
Legacy apartment community	$41,526	$41,319		$207	0.5%
University Towers - residence hall	2,600	2,481		119	4.8%
Same community revenues	44,126	43,800		326	0.7%

Place Portfolio	10,572	9,141		1,431	NM
New community	1,523	3		1,520	NM
Total community revenues	56,221	52,944		3,277	6.2%

Operating expenses (1)
Legacy apartment community	17,877	18,685		808	4.3%
University Towers - residence hall	931	1,437	(2)	506	35.2%
Same community operating expenses	18,808	20,122		1,314	6.5%

Place Portfolio	5,536	4,787		(749)	NM
New community	742	122		(620)	NM
Total community operating expenses	25,086	25,031		(55)	-0.2%

Net operating income
Legacy apartment community	23,649	22,634		1,015	4.5%
University Towers - residence hall	1,669	1,044		625	59.9%
Same community net operating income	25,318	23,678		1,640	6.9%

Place Portfolio	5,036	4,354		682	NM
New community	781	(119)		900	NM
Total community net operating income	$31,135	$27,913		$3,222	11.5%

(1)	Represents community-level operating expenses excluding management fees, depreciation and amortization.

(2)	Operating expense for University Towers for the six months ended June 30, 2008, included a $512k loss on the sale of land and parking garage.

Excluding the loss, operating expenses for the six months ended June 30, 2008 would have been $925k.

EDUCATION REALTY TRUST, INC.

CONSOLIDATED COMMUNITY STATISTICS - OWNED AND OPERATED

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Fav/(Unfav) Change	2009	2008 (2)		Fav/(Unfav) Change

Occupancy
Physical	85.8%	88.8%	-3.0%	87.6%	91.2%		-3.6%
Economic	84.3%	87.4%	-3.1%	86.9%	90.6%		-3.7%

NarPAB	$346	$346	$0	$355	$359		$(4)
Other income per avail. Bed	$24	$21	$3	$23	$20		$3
RevPAB	$370	$367	$3	$378	$379		$(1)

Operating expense per bed	$168	$179	$11	$169	$176	(1)	$7

Operating margin	54.6%	51.2%	3.4%	55.4%	53.7	%(1)	1.7%

Design Beds	74,346	72,784	1,562	148,710	139,676		9,034

(1)
Operating expense statistics exclude approximately $4 per bed related to the loss on the sale of land and the parking garage at University Towers.  The loss of $512K is included in our statements of operations.

(2)	2008 data includes five months of operating results for the Place Portfolio since the termination of the lease on February 1, 2008.

NOTE:
Operating statistics exclude College Station, which was designated as held for sale in the first quarter of 2009 and is included in discontinued operations for all periods presented in our statement of operations.

EDUCATION REALTY TRUST, INC.

LEGACY APARTMENT COMMUNITY STATISTICS

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Fav/(Unfav) Change	2009	2008	Fav/(Unfav) Change

Occupancy
Physical	90.6%	93.2%	-2.6%	91.3%	94.1%	-2.8%
Economic	91.7%	94.7%	-3.0%	92.0%	95.2%	-3.2%

NarPAB	$374	$373	$1	$376	$375	$1
Other income per avail. Bed	$22	$21	$1	$22	$20	$2
RevPAB	$396	$394	$2	$398	$395	$3

Operating expense per bed	$170	$183	$13	$171	$179	$8

Operating margin	57.1%	53.4%	3.7%	56.9%	54.8%	2.1%

Design Beds	52,221	52,243	(22)	104,460	104,488	(28)

NOTE:
-  University Towers residence hall statistics are shown separately.
-  Place Portfolio statistics are shown separately.
-  Operating statistics exclude College Station which was designated as held for sale in the first quarter of 2009 and included in discontinued operations in our statement of operations.

EDUCATION REALTY TRUST, INC.

UNIVERSITY TOWERS RESIDENCE HALL STATISTICS

	Three Months Ended June 30,			Six Months Ended June 30,
	2009	2008	Fav/(Unfav) Change	2009	2008		Fav/(Unfav) Change

Occupancy
Physical	34.6%	35.2%	-0.6%	66.1%	67.3%		-1.2%
Economic	24.0%	22.2%	1.8%	59.0%	59.4%		-0.4%

NarPAB	$163	$138	$25	$386	$354		$32
Other income per avail. Bed	$113	$112	$1	$69	$80		$(11)
RevPAB	$276	$250	$26	$455	$434		$21

Operating expense per bed	$158	$160	$2	$163	$162	(1)	$(1)

Operating margin	42.5%	35.8%	6.7%	64.2%	62.7	% (1)	1.5%

Design Beds	2,859	2,859	-	5,718	5,718		-

(1)
Operating expense statistics exclude approximately $90 per bed related to the loss on the sale of land and the parking garage at University Towers.  The loss of $512K is included in our statements of operations.

EDUCATION REALTY TRUST, INC.

PLACE PORTFOLIO COMMUNITY STATISTICS

	Three Months Ended June 30,
	2009	2008	Fav/(Unfav) Change	Six months ended June 30, 2009	Five months ended June 30, 2008 (1)	Fav/(Unfav) Change

Occupancy
Physical	79.0%	84.7%	-5.7%	79.3%	85.3%	-6.0%
Economic	76.7%	82.2%	-5.5%	76.7%	83.0%	-6.3%

NarPAB	$283	$299	$(16)	$283	$301	$(18)
Other income per avail. Bed	$15	$8	$7	$16	$9	$7
RevPAB	$298	$307	$(9)	$299	$310	$(11)

Operating expense per bed	$158	$165	$7	$157	$162	$5

Operating margin	47.0%	46.2%	0.8%	47.6%	47.6%	0.0%

Design Beds	17,682	17,682	-	35,364	29,470	5,894

(1) Operating statistics for 2008 are for the period February 1, the lease termination date, to the end of the period, June 30, 2008.

EDUCATION REALTY TRUST, INC.

Preleasing Statistics - as of July 13th

		Design	Applications				Fully Executed Leases				Fall Occupancy as of Sept. 30, 2008
Community	Primary University	Beds	2009	%	2008	%	2009	%	2008	%	Beds	%

The Gables	Western Kentucky University	288	275	95.5%	252	87.5%	266	92.4%	248	86.1%	288	100.0%
The Reserve at Athens	University of Georgia	612	600	98.0%	562	91.8%	593	96.9%	553	90.4%	575	94.0%
Players Club	Florida State University	336	329	97.9%	326	97.0%	317	94.3%	305	90.8%	333	99.1%
NorthPointe	University of Arizona	912	798	87.5%	816	89.5%	666	73.0%	731	80.2%	879	96.4%
The Reserve at Clemson	Clemson University	590	579	98.1%	548	92.9%	547	92.7%	534	90.5%	569	96.4%
Pointe at South Florida	University of South Florida	1,002	720	71.9%	721	72.0%	662	66.1%	721	72.0%	875	87.3%
The Reserve on Perkins	Oklahoma State	732	535	73.1%	658	89.9%	519	70.9%	632	86.3%	723	98.8%
The Commons	Florida State University	732	584	79.8%	521	71.2%	491	67.1%	418	57.1%	598	81.7%
The Pointe at Western	Western Michigan University	876	715	81.6%	478	54.6%	650	74.2%	478	54.6%	671	76.6%
College Station at West Lafayette	Purdue University	960	929	96.8%	800	83.3%	902	94.0%	776	80.8%	902	94.0%
Commons on Kinnear	Ohio State University	502	466	92.8%	495	98.6%	450	89.6%	496	98.8%	501	99.8%
The Pointe	Penn State	984	984	100.0%	984	100.0%	984	100.0%	980	99.6%	983	99.9%
The Reserve at Columbia	University of Missouri	676	676	100.0%	662	97.9%	653	96.6%	657	97.2%	675	99.9%
Commons at Knoxville	University of Tennessee	708	691	97.6%	706	99.7%	651	91.9%	689	97.3%	707	99.9%
The Reserve on Frankford	Texas Tech	737	580	78.7%	582	79.0%	533	72.3%	510	69.2%	663	90.0%
The Reserve at Star Pass	University of Arizona	1,020	639	62.6%	911	89.3%	563	55.2%	833	81.7%	967	94.8%
The Lofts	University of Central Florida	730	697	95.5%	687	94.1%	636	87.1%	687	94.1%	726	99.5%
The Reserve on West 31st	University of Kansas	714	606	84.9%	634	88.1%	516	72.3%	587	81.5%	703	97.6%
Campus Creek	University of Mississippi	636	563	88.5%	527	82.9%	556	87.4%	463	72.8%	560	88.1%
Pointe West	University of South Carolina	480	365	76.0%	409	85.2%	356	74.2%	393	81.9%	444	92.5%
Campus Lodge	University of Florida	1,116	1,115	99.9%	932	83.5%	1,106	99.1%	892	79.9%	985	88.3%
College Grove	Middle Tennessee State Univ.	864	670	77.5%	746	86.3%	595	68.9%	717	83.0%	851	98.5%
The Reserve on South College	Auburn University	576	397	68.9%	545	94.6%	365	63.4%	518	89.9%	562	97.6%
The Avenue at Southern	Georgia Southern Univ.	624	391	62.7%	467	74.8%	338	54.2%	398	63.8%	571	91.5%

Same-apartment community - Legacy portfolio		17,407	14,904	85.6%	14,969	86.0%	13,915	79.9%	14,216	81.6%	16,311	93.7%

University Towers	North Carolina State	953	953	100.0%	953	100.0%	953	100.0%	953	100.0%	953	100.0%

Total same-community - Legacy portfolio		18,360	15,857	86.4%	15,922	86.7%	14,868	81.0%	15,169	82.6%	17,264	94.0%

Troy Place	Troy State Univ.	408	304	74.5%	295	72.3%	304	74.5%	273	66.9%	405	99.3%
The Reserve at Jacksonville	Jacksonville State University	504	281	55.8%	283	56.2%	234	46.4%	283	56.2%	476	94.4%
River Place	State Univ. of West GA	504	504	100.0%	295	58.5%	495	98.2%	277	55.0%	380	75.4%
Clayton Place	Clayton College & State Univ.	854	292	34.2%	299	35.0%	174	20.4%	254	29.7%	439	51.4%
Macon Place	Macon State College	336	191	56.8%	234	69.6%	150	44.6%	189	56.3%	258	76.8%
The Chase at Murray	Murray State Univ.	408	408	100.0%	251	61.5%	395	96.8%	232	56.9%	279	68.4%
Cape Place	Southeast Missouri State Univ.	360	360	100.0%	360	100.0%	358	99.4%	358	99.4%	357	99.2%
Clemson Place	Clemson University	288	287	99.7%	262	91.0%	277	96.2%	235	81.6%	265	92.0%
The Reserve at Martin	Univ. of Tenn. - Martin	384	319	83.1%	217	56.5%	253	65.9%	213	55.5%	265	69.0%
Carrollton Place	State Univ. of West GA	336	271	80.7%	336	100.0%	257	76.5%	327	97.3%	333	99.1%
The Pointe at Southern	Georgia Southern Univ.	528	364	68.9%	467	88.4%	290	54.9%	433	82.0%	494	93.6%
Berkeley Place	Clemson University	480	480	100.0%	372	77.5%	480	100.0%	347	72.3%	445	92.7%
Western Place	Western Kentucky University	504	504	100.0%	286	56.7%	456	90.5%	245	48.6%	429	85.1%

Same-apartment community - Place Portfolio		5,894	4,565	77.5%	3,957	67.1%	4,123	70.0%	3,666	62.2%	4,825	81.9%

Total same-community - Wholly-owned portfolio		24,254	20,422	84.2%	19,879	81.9%	18,991	78.3%	18,835	77.6%	22,089	91.1%

Joint Venture Portfolio		2,195	1,747	79.6%	2,118	96.5%	1,558	71.0%	1,894	86.3%	2,092	95.3%
Same-apartments - managed, not owned		9,074	8,257	91.0%	7,868	92.7%	7,887	86.9%	7,554	89.0%	7,870	92.7%

Total same-community, owned, joint venture & managed		35,523	30,426	85.7%	29,865	85.5%	28,436	80.0%	28,283	80.9%	32,051	91.7%

New development - less than one year		1,200	810	67.5%	518	98.1%	697	58.1%	503	95.3%	525	99.4%

New managed - less than one year		1,102	937	85.0%	766	99.5%	903	81.9%	766	99.5%	764	99.2%

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT PROJECT SUMMARY
(Amounts in '000s)

	Three months ended			Six months ended
	June 30, 2009	June 30, 2008	Change	June 30, 2009	June 30, 2008	Change
Third-party development services revenue	$1,259	$1,221	$38	$2,716	$3,008	$(292)
Equity in earnings of development joint ventures	(2)	-	(2)	(2)	(1)	(1)
	$1,257	$1,221	$36	$2,714	$3,007	$(293)

CURRENT AND RECENTLY COMPLETED PROJECTS
Project	Bed Count	Completion Date	Project Development Cost	Total Project Fees	EDR % of fees	EDR Project Fees	Fees Earned Prior to 2009	Fees Earned Six Months Ended June 30, 2009 (1)	Remaining Fees to Earn	Fees Paid Through June 30, 2009

University of Michigan, Ann Arbor	896	Aug '08, Aug '09 (2)		1,350	100%	1,350	1,166	145	39	1,230
Fontainebleu	435	July 2009	7,227	275	100%	275	200	56	19	219
West Chester University of Pennsylvania Phase I	1,197	August 2009	94,498	3,407	100%	3,407	2,033	987	387	2,537
Indiana University of Pennsylvania Phase III	1,084	August 2009	61,904	2,190	100%	2,250	1,339	778	133	1,733
Colorado State University - Pueblo Phase I	253	August 2009	15,631	696	100%	696	234	354	108	583
Colorado State University - Pueblo Phase II	500	August 2010	34,058	1,583	100%	1,583	-	196	1,387	895
Indiana University of Pennsylvania Phase IV	596	August 2010	37,029	1,247	100%	1,247	-	13	1,234	448

	4,961		$250,347			$10,808	$4,972	$2,529	$3,307	$7,645

RECENTLY AWARDED PROJECTS (3)
Project	Estimated Bed Count	Estimated Start Date	Estimated Completion Date	Project Development Cost	Total Project Fees	EDR % of Fees	Total EDR Fees
SUNY College of Env. Science & Forestry	454	June 2010	August 2011	29,199	1,258	100%	1,258
East Stroudsburg University - Pennsylvania	984	July 2010	August 2011	61,484	2,457	100%	2,457
West Chester University of Pennsylvania Phase II	1,264	June 2010	August 2012	95,191	3,432	100%	3,432

	2,702			$185,874	$7,147		$7,147

(1)
Represents fees earned, which will vary from income recognized by EDR due to joint venture expenses which are included in the equity in earnings of joint ventures. Development fees are recognized on the percentage completion method based on construction costs.  In addition, $182 of revenue related to an inactive development project is not included in this schedule.

(2)
The project includes three buildings, one was completed in August 2008 and two additional buildings are expected to be completed in August 2009. Specific information on project development costs are omitted as this project is for a private ownership group.

(3)
The initiation and completion of an awarded development project is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining adequate financing.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE
As of June 30, 2009
(dollars in thousand)

Total Debt to Gross Assets
Total Debt (1)	479,093
Total Gross Assets (2)	909,631
Total Debt to Gross Assets	52.7%

Total Debt to Enterprise Value
Total Debt (1)	$479,093	79.0%
Total Market Equity (3)	127,173	21.0%
Total Enterprise Value	$606,266	100.0%

Total Debt Outstanding
	Principal	Weighted Average		Average Term
	Outstanding	Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$378,959	6.11%	79.1%	4.31	years
Variable Rate - Mortgage Debt	49,610	3.70%	10.3%	4.50	years
Variable Rate - Construction Debt	20,924	1.69%	4.4%	3.23	years
Variable Rate - Corporate Credit Facility	29,600	2.64%	6.2%	0.71	years
Total / Weighted Average	$479,093	5.45%	100.0%	4.06	years

Mortgage and Construction Debt Maturity
Fiscal Yr Ending
Ending
2009	$100,235	22.3%
2010	20,314	4.5%
2011	7,394	1.7%
2012	67,939	15.1%
2013	32,304	7.2%
Thereafter	221,307	49.2%
Total	$449,493	100.0%
Unamortized debt premium	1,000
Total, net of debt premium	$450,493

12 Months Ended
June 30, 2009 (5)
Interest expense (4)	$27,152

Interest coverage	1.92

Fixed charge coverage	1.62

(1) Excludes unamortized debt premium of $1.0 million.

(2) Excludes accumulated depreciation of $127,190 as of June 30 2009.

(3) Market equity represents the aggregate market value of the Company's common stock outstanding, restricted shares and operating partnership units, calculated at the closing price per common share of $4.29 at June 30, 2009.  Excludes 277,500 Profits Interest Units outstanding.

(4) Excludes amortization of debt premium/discount, includes the Company's portion of interest on equity investees, and is gross of capitalized interest related to development projects.

(5) Amounts are calculated in compliance with the terms of our existing credit facility, on a trailing 12 month basis.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - OWNED AND OPERATED

Name	Primary University Served	Acquisition Date	# of Beds

NorthPointe	University of Arizona	Jan ’05	912
The Reserve at Athens	University of Georgia	Jan ’05	612
The Reserve at Clemson	Clemson University	Jan ’05	590
Players Club	Florida State University	Jan ’05	336
The Gables	Western Kentucky University	Jan ’05	288
The Pointe at South Florida	University of South Florida	Jan ’05	1,002
Commons at Knoxville	University of Tennessee	Jan ’05	708
The Commons	Florida State University	Jan ’05	732
The Reserve on Perkins	Oklahoma State University	Jan ’05	732
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020
The Pointe at Western	Western Michigan University	Jan ’05	876
College Station at W. Lafayette	Purdue University	Jan ’05	960
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Pointe	Pennsylvania State University	Jan ’05	984
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Reserve on Frankford	Texas Tech University	Jan ’05	737
The Lofts	University of Central Florida	Jan ’05	730
The Reserve on West 31st	University of Kansas	Jan ’05	714
Campus Creek	University of Mississippi	Feb ’05	636
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864
Campus Lodge	University of Florida	Jun ’05	1,116
The Reserve on South College	Auburn University	Jul ’05	576
The Avenue at Southern	Georgia Southern University	Jun ’06	624
	Sub-Total Legacy Apartment Communities		17,407

University Towers	North Carolina State University	Jan ’05	953
	Sub-Total Legacy Communities		18,360

Name	Primary University Served	Acquisition Date	# of Beds

Berkeley Place	Clemson University	Jan ’06	480
Clemson Place	Clemson University	Jan ’06	288
Cape Place	Southeast MO State University	Jan ’06	360
The Reserve at Martin	University of TN at Martin	Jan ’06	384
The Chase at Murray	Murray State	Jan ’06	408
Western Place	Western Kentucky University	Jan ’06	504
Carrolton Place	University of West GA	Jan ’06	336
Clayton Place	Clayton State University	Jan ’06	854
The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
Macon Place	Macon State College	Jan ’06	336
River Place	University of West GA	Jan ’06	504
Troy Place	Troy University	Jan ’06	408
The Pointe at Southern	Georgia Southern University	Jan ’06	528
	Sub-Total Place Portfolio		5,894

	Sub-Total Same Communities		24,254	*

The Reserve at Saluki Pointe	Southern Illinois University	Aug '08	528
	Sub-Total New Communities		528

	Total owned and operated beds		24,782

*The Place Portfolio is included in same-community for the three months ended June 30, 2009. However, for the six months ended June 30, 2009, the Place Portfolio is not considered same-community as the lease with Place was not terminated until February 1, 2008.

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.  Does not include food service revenue.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.